UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                           ---------------------------

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): October 9, 2007



                       SECURED DIGITAL APPLICATIONS, INC.
             (Exact name of registrant as specified in its charter)



            Delaware                     0-25658               84-1357927
  (State or other jurisdiction         (Commission            (IRS Employer
       of incorporation)               File Number)         Identification No.)


      230 Park Avenue, 10th Floor, New York, NY                   10169
        (Address of principal executive offices)                (ZIP Code)


       Registrant's telephone number, including area code: (212) 551 1747



--------------------------------------------------------------------------------
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
   Act (17 CFR 240.14d-2(b))

[] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
   Act (17 CFR 240.13e-4(c))

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Item 8.01.  Other Events

On October 9, 2007, the Corporation issued a press release with a forecast of its financial results for the three-month period ended September 30, 2007. A copy of the press release is furnished herewith and shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, (the `Exchange Act"), or otherwise subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act.


Item 9.01.    Financial Statements and Exhibits
              ---------------------------------

        (c)   Exhibits.

              99.1  Press release dated October 9, 2007.

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                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 SECURED DIGITAL APPLICATIONS, INC.



                                 By:  /s/   Patrick Soon-Hock Lim
                                     -------------------------------------------
                                     Name:   Patrick Soon-Hock Lim
                                     Title:  Chairman & Chief Executive Officer


Date:  October 10, 2007

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                                INDEX TO EXHIBITS



Exhibit No.             Description

Exhibit 99.1        Press release dated October 9, 2007

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